UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 8, 2007

Clarient, Inc

(Exact name of registrant as specified in its charter)

Delaware	000-22677	75-2649072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

31 Columbia , Aliso Viejo, CA		92656
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (949) 425-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by Clarient, Inc. (“Clarient” or the “Registrant”) on March 9, 2007 to include financial information that was not available at the time of the filing of the initial report.  The financial information is required as a result of the March 8, 2007 sale of the Registrant’s technology business to Carl Zeiss MicroImaging, Inc. and one of its subsidiaries (collectively, “Zeiss” or “Buyer”).

ITEM 9.01.    Financial Statements and Exhibits.

(a)   None.

(b)   Pro forma Financial Information.

The following unaudited condensed consolidated balance sheet as of September 30, 2006 presents the consolidated financial position of Clarient as if the sale of the technology business had occurred as of that date. The unaudited condensed consolidated statement of operations for the nine months ended September 30, 2006 and for the year ended December 31, 2005 have been prepared to present the consolidated results of operations of Clarient as if the sale had occurred on January 1, 2005.

The unaudited pro forma condensed consolidated financial information is not necessarily indicative of future results of operations that might have been achieved if the foregoing transaction had been consummated as of the indicated dates, nor is it indicative of Clarient’s financial position or results of operations as of September 30, 2006 or for the nine months ended September 30, 2006 or the year ended December 31, 2005.  The unaudited pro forma condensed consolidated financial information has been derived from, and should be read in conjunction with, Clarient’s historical financial statements, together with the related notes thereto, included in Clarient’s annual report on Form 10-K for the year ended December 31, 2005 and in Clarient’s Form 10-Q for the quarter ended September 30, 2006.

The unaudited pro forma adjustments are based upon currently available information and upon assumptions that Clarient believes are reasonable.  The pro forma condensed consolidated financial information does not reflect changes that may occur as a result of activities subsequent to the disposition as described above.

Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2006

(in thousands)

(unaudited)

	As Reported	Pro Forma Adjustments		Pro Forma

ASSETS

Current assets:
Cash and cash equivalents	$2,345	$10,250	(a)	$12,595
Restricted cash	275	(275	)(b)	—
Accounts receivable, net (services)	8,101			8,101
Accounts receivable, net (technology)	416			416
Net investment in sales type leases	78	(78	)(b)	—
Investories, net	1,630	(1,1411	)(b)	219
Prepaid expenses and other current assets	479			479

Total current assets	13,324	8,486		21,810

Property and equipment, net	11,077	(689	)(b)	10,388
Intangible assets, net	3,460	(3,460	)(b)	—
Net investment in sales type leases	117	(117	)(b)	—
Goodwill	516	(516	)(b)	—
Other	384			384
Total assets	$28,878	$3,704		$32,582

LIABILITIES AND STOCKHOLDERS EQUITY

Current liabilities:
Revolving line of credit	$6,500			$6,500
Accounts payable	4,111			4,111
Accrued payroll	1,844			1,844
Accrued expenses	1,418			1,418
Deferred revenue	1,197	(1,197	)(b)	—
Current maturieis of long-term debt	2,891	(764	)(b)	2,127

Total current liabilities	17,961	(1,961)		16,000

Long-term debt, including capital lease obligations	3,371	(1,316	)(b)	2,055
Deferred rent	3,625			3,625
Commitments and contingencies

Stockholders’ equity	3,921	6,981	(c)	10,902

Total liabilities and stockholders equity	$28,878	$3,704		$32,582

See notes to unaudited pro forma condensed consolidated financial information.

Pro Forma Condensed Consolidated Statement of Operations

For the nine months ended September 30, 2006

(in thousands)

(unaudited)

	As Reported	Pro Forma Adjustments		Pro Forma

Revenue:
Services group	$19,818			$19,818
Technology group	3,549	(3,549	)(d)	—

Total revenue	23,367	(3,549)		19,818

Cost of revenue:
Services group	11,096	—		11,096
Technology group	1,382	(1,382	)(d)	—

Total cost of revenue	12,478	(1,382)		11,096

Gross profit	10,889	(2,167)		8,722

Operating expenses:
Selling, general and administrative	12,811	(923	)(d)	11,888
Diagnostic services administration	6,446			6,446
Research and development	3,445	(3,445	)(d)	—

Total operating expenses	22,702	(4,368)		18,334

Loss from operations	(11,813)	2,201		(9,612)

Other expense	711	—		711

Loss before income taxes	(12,524)	2,201		(10,323)

Income tax expense	19	—		19

Net loss attributable to common stock	$(12,543)	$2,201		$(10,342)

Basic and diluted net loss per common share	$(0.19)			$(0.15)
Weighted average number of common shares outstanding	67,007,971			67,007,971

See notes to unaudited pro forma condensed consolidated financial information.

Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2005

(in thousands)

(unaudited)

	As Reported	Pro Forma Adjustments		Pro Forma

Revenue
Services group	$11,439			$11,439
Technology group	8,710	(8,710	)(d)	—

Total revenue	20,149	(8,710)		11,439

Cost of revenue:
Services group	8,789	—		8,789
Technology group	2,419	(2,419	)(d)	—

Total cost of revenue	11,208	(2,419)		8,789

Gross profit	8,941	(6,291)		2,650

Operating expenses:
Selling, general and administrative	13,414	(1,449	)(d)	11,965
Diagnostic services administration	6,312			6,312
Research and development	3,805	(3,805	)(d)	—

Total operating expenses	23,531	(5,254)		18,277

Loss from operations	(14,590)	(1,037)		(15,627)

Other expense	212	—		212

Loss before income taxes	(14,802)	(1,037)		(15,839)

Income tax expense	—	—		—

Net loss attributable to common stock	$(14,802)	$(1,037)		$(15,839)

Basic and diluted net loss per common share	$(0.27)			$(0.29)
Weighted average number of common shares outstanding	53,971,275			53,971,275

See notes to unaudited pro forma condensed consolidated financial information.

CLARIENT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following adjustments give pro forma effect to the transaction:

a)              Reflects proceeds from the sale of $11.0 million, net of $750,000 in selling costs.  Selling costs have not been reflected in the Unaudited Pro Forma Condensed Consolidated Statement of Operations since it is non-recurring.

b)             Reflects the sale of assets and liabilities assumed by the buyer, using net book value.

c)              Reflects the estimated gain on sale.  The gain on sale has not been reflected in the Unaudited Pro Forma Condensed Consolidated Statement of Operations since it is non-recurring.

d)             Reflects the elimination of the technology business results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2007	By:	/s/ James V. Agnello
	Name:	James V. Agnello
	Title:	Senior Vice President and Chief Financial Officer